EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

Date of Event Requiring Statement: NOVEMBER 1, 2007

Issuer Name and Ticker or Trading Symbol:   XCO



                             OAKTREE CAPITAL I, L.P.

                             By: OCM Holdings I, LLC
                             Its: General Partner


                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Vice President and Secretary


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Vice President and Assistant Secretary



                             OCM HOLDINGS I, LLC



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Vice President and Secretary


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Vice President and Assistant Secretary



                             OAKTREE HOLDINGS, LLC

                             By: Oaktree Capital Group, LLC
                             Its: Managing Member



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Senior Vice President and Secretary


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Vice President and Assistant Secretary

                             OCM EXCO HOLDINGS, LLC


                             By: Oaktree Capital Management, L.P.,
                             Its: Manager



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Managing Director and General Counsel


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Senior Vice President, Legal


                             OAKTREE CAPITAL MANAGEMENT, L.P.



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Managing Director and General Counsel


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Senior Vice President, Legal



                             OAKTREE HOLDINGS, INC.



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Sole Director, Vice President and Secretary


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Vice President and Assistant Secretary



                             OAKTREE CAPITAL GROUP, LLC



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Senior Vice President and Secretary


                             By:  /s/ Lisa Arakaki
                                 -------------------------------
                             Name:  Lisa Arakaki
                             Title:  Vice President and Assistant Secretary

                             OAKTREE CAPITAL GROUP HOLDINGS, L.P.


                             By: Oaktree Capital Group Holdings GP, LLC
                             Its: General Partner



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Managing Director and General Counsel


                             By:  /s/ Richard Ting
                                 -------------------------------
                             Name:  Richard Ting
                             Title:  Senior Vice President



                             OAKTREE CAPITAL GROUP HOLDINGS GP, LLC



                             By:  /s/ Todd Molz
                                 ------------------------------
                             Name:  Todd Molz
                             Title:  Managing Director and General Counsel


                             By:  /s/ Richard Ting
                                 -------------------------------
                             Name:  Richard Ting
                             Title:  Senior Vice President